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                                                                    EXHIBIT 10.2

                                 AMENDMENT NO. 1
                                       TO
                           CHANGE IN CONTROL AGREEMENT

      This AMENDMENT NO. 1 TO CHANGE IN CONTROL AGREEMENT (the "Amendment") is entered into as of November 4, 2004, by and between M. Peter Thomas, an individual (the "Executive"), and Superconductor Technologies Inc., a Delaware corporation (the "Company"), with reference to the following facts:

      A. The Company and Executive entered into a Change in Control Agreement dated as of March 28, 2003 (the "Agreement").

      B. The parties wish to revise the terms and conditions of the Agreement to increase the amount of the Severance Payment (as defined therein).

      NOW, THEREFORE, based on the above premises and for good and valuable consideration, the parties agree as follows:

      1. Amount Severance Payment. The amount of the Severance Payment is hereby increased from 2.0 times the Executive's annual base salary to 3.0 times the Executive's annual base salary, and the second paragraph of Section 2(a) of the Agreement is hereby amended and restated as follows to effect such change:

            "For all purposes under this Agreement, the amount of the Severance Payment shall be equal to 3.0 (three) times the Executive's annual base salary, as in effect on the date of the termination of Executive's employment."

      2. General. Capitalized terms not defined in this Amendment shall have the meaning set forth in the Agreement. This Amendment and the Agreement constitute the parties' entire agreement with respect to the subject matter hereof and supersede all agreements, representations, warranties, statements, promises and understandings, whether oral or written, with respect to the subject matter hereof. This Agreement may not be amended, altered or modified except by a writing signed by the parties. Except as expressly modified herein, the Agreement shall remain in full force and effect, and to the extent reasonably applicable, the provisions of Section 5 (Miscellaneous) of such agreement are hereby incorporated herein and made a part hereof. This Amendment may be executed in counterparts and by facsimile.

                       ***[NEXT PAGE IS SIGNATURE PAGE]***

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        Signature Page to Amendment No. 1 To Change In Control Agreement

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                      EXECUTIVE

                                      __________________________________________
                                      M. Peter Thomas

                                      COMPANY
                                      Superconductor Technologies Inc.

                                      __________________________________________
                                      By: John D. Lockton, Chairman of the Board

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